June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025 (July 17, 2025)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8401 McClure Drive Fort Smith, Arkansas (Address of principal executive offices)		72916 (Zip Code)

Registrant’s telephone number, including area code: (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2025, ArcBest Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) disclosing that Seth Runser, the president of the Company, would succeed Judy R. McReynolds as chief executive officer following her retirement, and that Mr. Runser would become president and chief executive officer of the Company, and a member of the Board of Directors, effective January 1, 2026. Compensation arrangements for Mr. Runser were not determined as of the filing of the Initial Report.

Effective upon Mr. Runser’s appointment on January 1, 2026, he will receive an increase in base salary to $800,000 per year and will participate in benefit and compensation plans consistent with the Company’s other management team members, at levels consistent with his position and scope of responsibility.  For 2026, Mr. Runser will be eligible to participate in the Company’s short- and long-term cash incentive plans applicable to fiscal 2026, with a target annual cash incentive opportunity of 120% of his base salary payable upon the attainment of certain company-wide performance goals for fiscal 2026, and a target long-term cash incentive opportunity of $1,800,000 payable upon the attainment of certain company-wide performance goals for the three-year period ended December 31, 2028. In addition, Mr. Runser will be able to participate in the Company’s equity compensation program and will receive an equity grant with a target value of $1,200,000 (or such other amount as may be determined by the Compensation Committee), with such equity grant to be made when the Compensation Committee approves equity grants for management, which is expected to occur at the Compensation Committee’s regularly scheduled meeting in the second quarter of 2026. Mr. Runser will receive no additional compensation for his service as a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	July 25, 2025	/s/ Michael R. Johns
Michael R. Johns
Chief Legal Officer
and Corporate Secretary